Exhibit 99.2

STOCK OPTION AGREEMENT

THIS AGREEMENT is dated as of the Date of Grant set forth on the signature page hereof and is made by and between PFSWEB, INC., a Delaware corporation (hereinafter referred to as “Company”) and the individual whose name and signature appear on the signature page hereof (hereinafter referred to as “Holder”):

WHEREAS, the Company wishes to evidence the issuance to the Holder of the Options set forth herein, subject to, and in accordance with, the terms and provisions of the Company’s 2005 Employee Stock and Incentive Plan (the “Plan”) (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

I. DEFINITIONS

Except as otherwise defined herein, terms defined in the Plan shall have the same meaning when used herein.

II. GRANT OF OPTION

2.1 Grant of Option. For good and valuable consideration, effective as of the date set forth on the signature page hereof as the “Date of Grant” (the “Date of Grant”), the Company hereby grants to the Holder the option (the “Option”) to purchase any part or all of the number of shares of the Company’s Common Stock, $.001 par value (the “Common Stock”) set forth on the signature page hereof, subject to and upon the terms and conditions set forth in the Plan and this Agreement.

2.2 Purchase Price. The purchase price per share of the shares of Common Stock covered by the Option shall be the Purchase Price set forth on the signature page hereof, without commission or other charge.

III. PERIOD OF EXERCISABILITY

3.1 Commencement of Exercisability.

(a) Except as otherwise set forth herein or in the Plan, the Option shall vest in equal one-third increments commencing on the one year anniversary of the Date of Grant and each of the following two annual anniversary dates thereafter, so that the Option shall be fully vested on the third anniversary of the Date of Grant.

(b) Notwithstanding the foregoing, any unvested portion of the Option shall vest and shall become fully exercisable upon the earlier to occur of (i) the Holder’s death or Disability during his Continuous Status as a Participant and (ii) a Change in Control.

(c) Upon the termination of the Holder’s Continuous Status as a Participant for any reason other than the Holder’s death or Disability, the unvested portion of the Option shall terminate and shall not be exercisable.

3.2 Expiration of Option. Subject to the terms and provisions of the Plan, the Option may not be exercised to any extent by anyone after the expiration of ten (10) years from the Date of Grant.

IV. EXERCISE OF OPTION

4.1 Person Eligible to Exercise. During the lifetime of the Holder, only he or she may exercise the Option or any portion thereof. After the death of the Holder, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.2, be exercised by his or her personal representative or by any person empowered to do so under the Holder’s will or under the then applicable laws of descent and distribution.

4.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2; provided, however, that each partial exercise shall be for not less than one-hundred (100) shares (or the minimum installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

4.3 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following (except as otherwise waived by such officer) prior to the time when the Option or such portion becomes unexercisable under Section 3.2:

(a) Notice in writing signed by the Holder or the other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Committee; and

(b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is exercised; or

(ii) With the consent of the Committee, (A) shares of the Company’s Common Stock owned by the Holder duly endorsed for transfer to the Company or (B) subject to the requirements of the Plan, shares of the Company’s Common Stock issuable to the Holder upon exercise of the Option, in each case, with a fair market value (as determined under the Plan) on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

(iii) With the consent of the Committee, any combination of the consideration provided in the foregoing subsections (i) and (ii);

(c) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; provided, however, with the consent of the Committee, any combination of the consideration provided in the foregoing subsections (i) and (ii) of the preceding paragraph (b) may be used to make all or part of such payment; and

(d) In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option.

4.4 Conditions to Issuance of Stock Certificates. The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions (except as otherwise waived by the Committee):

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

(b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

(d) The payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

(e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

4.5 Rights as a Shareholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder or the issuance by book-entry thereof.

V. OTHER PROVISIONS

5.1 Administration. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Holder, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.

5.2 Option not Transferable. Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment of any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, permit the Holder to transfer the Option, or any portion thereof, to such Holder’s spouse, lineal descendent or trust established for the benefit thereof.

5.3 Shares to be Reserved. The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

5.4 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Holder shall be addressed to him or her at the address set forth in the Company records. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to such party. Any notice which is required to be given to the Holder shall, if the Holder is then deceased, be given to the Holder’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given upon receipt and shall be delivered by hand, reputable overnight courier or deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.5 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.6 Terms of the Plan. All of the terms and provisions of the Plan are incorporated herein by reference as if fully set forth at length herein, and the Holder acknowledges receipt and review of the Plan. In the event of any conflict or inconsistency between the Plan and the terms set forth herein, the same shall be determined and interpreted by the Committee, whose determination and interpretation shall be final and binding in all respects and upon all interested persons.

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STOCK OPTION SIGNATURE PAGE

In Witness Whereof, effective as of the Date of Grant, the Company has executed and delivered this Option.

Date of Grant:	January , 2014
Name of Holder:
Number of Shares:	30,000
Exercise Price Per Share:	$
Option Certificate Number:
Incentive Stock Option (Y/N):	N
Non-Qualified Stock Option (Y/N):	Y

PFSWEB, INC.

By:
Its: